EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of Open Text and Hummingbird Ltd after giving effect to Open Text’s acquisition of all of the issued and outstanding shares of Hummingbird on October 2, 2006 and Open Text’s incurrence of debt used to finance the acquisition.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 is presented as if both the acquisition of Hummingbird and the incurrence of debt used to finance the acquisition occurred on September 30, 2006. The unaudited pro forma condensed consolidated statements of income for the three months ended September 30, 2006 and the fiscal year ended June 30, 2006 are presented as if the acquisition of Hummingbird and borrowings related thereto had taken place on July 1, 2005 and were carried forward through to September 30, 2006 and June 30, 2006, respectively.

The preliminary allocation of the purchase price of the Hummingbird acquisition (the “preliminary PPA”) used in these unaudited pro forma condensed consolidated financial statements is based upon Open Text’s preliminary estimates, and during both the finalization of this allocation and upon its final completion, Open Text expects to make additional adjustments to the preliminary PPA. Differences between the preliminary PPA and final allocations could have a material impact on Open Text’s proforma results of operations. The Company expects to finalize this purchase price allocation on or before September 30, 2007. Actual allocations will be based on final appraisals of fair value of, among other things, identifiable intangible assets and tax-related assets and liabilities.

The unaudited pro forma condensed consolidated financial statements do not include the effect of the restructuring of certain pre-merger operational activities of Open Text and Hummingbird hereinafter referred to as the “Open Text exit plan” and the “Hummingbird exit plan”, respectively, other than liabilities recorded under note (H) to the unaudited pro forma condensed consolidated balance sheet. Liabilities relating to the Open Text exit plan will be recorded as expenses in Open Text’s statement of income as these expenses are incurred, whereas liabilities relating to the Hummingbird exit plan will be recorded by the Company as part of the costs of acquisition of Hummingbird. Open Text expects to be able to quantify the impacts of both the liabilities relating to the Open Text exit plan substantially on or before December 31, 2006 and the Hummingbird exit plan on or before September 30, 2007. Such restructuring liabilities, once fully determined, may be material and may include, inter alia, additional costs for employee severance, costs of vacating fully or partially abandoned excess real estate facilities and costs to exit or terminate duplicative activities. Also, the Company is currently conducting an assessment to identify any material pre-acquisition contingencies. If material pre-acquisition contingencies are identified during the remainder of the preliminary PPA period, the Company will attempt to determine the fair value thereof and include them within the preliminary PPA. Additionally, the company is in the process of assessing the value of in-process research and development costs (“IPR&D”) as of the date of the acquisition and expects to complete such assessment before the end of the preliminary PPA period. IPR&D costs, in this context, represent incomplete Hummingbird research and development projects that had not reached technological feasibility and had no alternative future use as of the date of acquisition. Although IPR&D costs are not included within these unaudited pro forma condensed consolidated financial statements, any IPR&D costs identified during the remainder of the preliminary PPA period will be expensed in Open Text’s consolidated financial statements as an expense of the period.

The unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and are not intended to represent or be indicative of the consolidated results of operations or financial position of Open Text that would have been reported had the acquisition of Hummingbird and the incurrence of debt related thereto been completed as of the dates presented, and should not be taken as representative of the future results of operations or financial position of the Company. The unaudited pro forma condensed consolidated financial statements do not reflect the impacts of any potential operational efficiencies, cost savings or economies of scale that Open Text may achieve with respect to the combined operations of Open Text and Hummingbird and do not include any non-recurring charges or credits directly attributable to the acquisition.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in Open Text’s Annual Report on Form 10-K for its fiscal year ended June 30, 2006 and Quarterly Reports on Form 10-Q for its quarters ended September 30, 2006 and December 31, 2006 Hummingbird’s previously filed Annual Reports on Form 40-F and Quarterly Reports on Form 6-K and any amendments, if applicable and Hummingbird’s historical financial statements filed herein.

Open Text Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2006

(In thousands of U.S. Dollars)

	Open Text	Hummingbird	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$111,224	$88,287	$(89,651)	(A)	$109,860
Accounts receivable—net of allowance for doubtful accounts	76,668	60,323	501	(B)	137,492
Income taxes recoverable	12,788		—		12,788
Prepaid expenses and other current assets	7,752	6,743	(2,937)	(B)	11,558
Deferred tax assets	15,083	5,050	—		20,133

Total current assets	223,515	160,403	(92,087)		291,831

Investments in marketable securities	21,127	—	(21,127)	(C)	—
Capital assets	39,746	10,033	2,159	(D)	51,938
Goodwill	233,965	165,563	105,676	(E)	505,204
Deferred tax assets	47,010	1,147	—		48,157
Acquired intangible assets	94,753	32,854	266,146	(F)	393,753
Other assets	5,276	1,320	(28)	(G)	6,568

	$665,392	$371,320	$260,739		$1,297,451

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$56,352	$36,133	$32,160	(H)	$124,645
Current portion of long-term debt	408	—	3,900	(I)	4,308
Deferred revenues	71,334	76,373	(18,992)	(J)	128,715
Current taxes payable	—	14,973	—		14,973
Deferred tax liabilities	12,616	—	—		12,616

Total current liabilities	140,710	127,479	17,068		285,257

Long-term liabilities:
Accrued liabilities	19,162	—	—		19,162
Long-term debt	12,802	—	386,100	(I)	398,902
Deferred revenues	3,966	—	—		3,966
Deferred tax liabilities	16,611	4,016	96,000	(K)	116,627
Other long-term liabilities	—	1,109	—		1,109

Total long-term liabilities	52,541	5,125	482,100		539,766

Minority interest	6,025	—	—		6,025

Shareholders’ equity:
Share capital	415,079	170,739	(170,739)	(L)	415,079
Additional paid in capital	29,838	5,128	(4,841)	(L)	30,125
Accumulated comprehensive income	41,023	1,577	(1,577)	(L)	41,023
Retained earnings (accumulated deficit)	(19,824)	61,272	(61,272)	(L)	(19,824)

Total shareholders’ equity	466,116	238,716	(238,429)		466,403

	$665,392	$371,320	$260,739		$1,297,451

See accompanying notes to the pro forma condensed consolidated financial statements.

Open Text Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Three-Month Period Ended September 30, 2006

(In thousands of U.S. Dollars, except per share data)

	Open Text	Hummingbird	Reclassifications			Pro Forma Adjustments		Pro Forma
Revenues:
License	$28,825	$20,750	$—			$—		$49,575
Customer support	48,288	31,540	—			—		79,828
Service	24,042	7,010	—			—		31,052

Total revenues	101,155	59,300	—			—		160,455
Cost of revenues:
License	2,800	324	1,314	(M	)			4,438
Customer support	6,731	—	3,434	(M	)			10,165
Service	19,862	10,379	(534)	(M	)			29,707
Amortization of acquired technology intangible assets	4,846	—	3,193	(M	)	2,493	(N)	10,532

Total cost of revenues	34,239	10,703	7,407			2,493		54,842

Gross profit	66,916	48,597	(7,407)			(2,493)		105,613

Operating expenses:
Research and development	14,179	13,144	(1,574)	(M	)			25,749
Sales and marketing	24,557	36,665	(3,251)	(M	)			57,971
General and administrative	12,267	25,779	(2,216)	(M	)	(375)	(O)	35,455
Depreciation	2,992	—	832	(M	)	(98)	(P)	3,726
Amortization of acquired intangible assets	2,382	4,890	(3,193)	(M	)	3,296	(N)	7,375
Special charges	(468)	147	1,995	(M	)			1,674

Total operating expenses	55,909	80,625	(7,407)			2,823		131,950

Income (loss) from operations	11,007	(32,028)	—			(5,316)		(26,337)

Other income (expense)	373	970	(839)	(M	)			504
Interest income (expense), net	392	—	839	(M	)	(7,864)	(Q)	(6,633)

Income (loss) before income taxes	11,772	(31,058)	—			(13,180)		(32,466)
Cumulative effect of Change in Accounting Principle	—	1,369						1,369
Provision for income taxes	4,334	4,399				(4,625)	(R)	4,108

Income (loss) before minority interest	7,438	(36,826)	—			(8,555)		(37,943)
Minority interest	137	—						137

Net income (loss) for the year	$7,301	$(36,826)	$—			$(8,555)		$(38,080)

Net income per share—basic	$0.15							$(0.78)

Net income per share—diluted	$0.15							$(0.78)

Weighted average number of Common Shares outstanding:
Basic	48,975							48,975
Diluted	50,219							48,975

See accompanying notes to the pro forma condensed consolidated financial statements.

Open Text Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Twelve-Month Period Ended June 30, 2006

(In thousands of U.S. Dollars, except per share data)

	Open Text	Hummingbird	Reclassifications		Pro Forma Adjustments		Reclassifications and Pro Forma Combined
Revenues:
License	$122,520	$111,286	—		—		$233,806
Customer support	189,417	119,140	—		—		308,557
Service	97,625	28,060	—		—		125,685

Total revenues	409,562	258,486	—		—		668,048

Cost of revenues:
License	11,196	8,295	(4,753)	(S)	—		14,738
Customer support	31,482		13,076	(S)	—		44,558
Service	79,610	23,420	7,524	(S)	—		110,554
Amortization of acquired technology intangible assets	18,900	—	13,827	(S)	8,916	(T)	41,643

Total cost of revenues	141,188	31,715	29,674		8,916		211,493

Gross profit	268,374	226,771	(29,674)		(8,916)		456,555

Operating expenses:
Research and development	59,184	49,496	(7,260)	(S)	—		101,420
Sales and marketing	104,419	116,729	(1,569)	(S)	—		219,579
General and administrative	45,336	34,483	(10,650)	(S)	(875)	(U)	68,294
Depreciation	11,103	—	3,632	(S)	(391)	(P)	14,344
Amortization of acquired intangible assets	9,199	21,976	(13,827)	(S)	11,822	(T)	29,170
Special charges	26,182	5,307	—		—		31,489

Total operating expenses	255,423	227,991	(29,674)		10,556		464,296

Income (loss) from operations	12,951	(1,220)	—		(19,472)		(7,741)

Other income (expense)	(4,788)	3,687	(3,044)	(S)			(4,145)
Interest income (expense), net	1,487	—	3,044	(S)	(27,425)	(Q)	(22,894)

Income (loss) before income taxes	9,650	2,467	—		(46,897)		(34,780)
Provision for (recovery of) income taxes	4,093	(3,876)	—		(16,623)	(R)	(16,406)

Income (loss) before minority interest	5,557	6,343	—		(30,274)		(18,374)
Minority interest	579	—	—		—		579

Net (loss) income for the year	$4,978	$6,343	$—		$(30,274)		$(18,953)

Net income per share—basic	$0.10						$(0.39)

Net income per share—diluted	$0.10						$(0.39)

Weighted average number of Common Shares outstanding:
Basic	48,666						48,666
Diluted	49,950						48,666

See accompanying notes to the pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(in thousands of U.S. Dollars)

Note 1: Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated financial statements included herein have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission for the purposes of inclusion in Open Text’s Form 8-K/A prepared in connection with the acquisition of Hummingbird. These unaudited pro forma condensed consolidated financial statements reflect the impact of the acquisition of Hummingbird.

Certain information and certain footnote disclosure normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures provided herein are adequate to make the information presented not misleading.

The information concerning Open Text has been obtained from the audited consolidated financial statements of Open Text for the year ended June 30, 2006 and the unaudited condensed consolidated financial statements for the three months ended September 30, 2006. The information concerning Hummingbird has been obtained from the audited consolidated financial statements of Hummingbird for the years ended September 30, 2006 and 2005 and the unaudited condensed consolidated financial statements for the nine months ended June 30, 2006 and 2005.

The unaudited pro forma condensed consolidated financial statements are provided for information purposes only and do not purport to be indicative of the Company’s financial position or results of operations which would actually have been obtained had such transactions been completed as of the date or for the periods presented, or of the financial position or results of operations that may be obtained in the future.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(in thousands of U.S. Dollars)

Note 2: Purchase Price Allocation

On October 2, 2006, Open Text, through 6575064 Canada Inc., a wholly owned subsidiary of Open Text, acquired all of the issued and outstanding common shares of Hummingbird at a cash price of $27.85 per common share.

For the purpose of these unaudited pro forma condensed consolidated financial statements, the purchase price of Hummingbird has been allocated to the assets acquired and liabilities assumed based on their fair value at the date of acquisition. For certain assets and liabilities, the book values as of the balance sheet date have been determined to reflect fair values. The following table summarizes the components of the total purchase price of Hummingbird and the preliminary pro forma allocation:

Current assets (excluding cash acquired)	$69,680
Non-current assets	14,631
Intangible assets	299,000
Goodwill	271,239

Total assets acquired	654,550
Liabilities assumed	(242,059)

Purchase price, net of cash acquired	$412,491

The total purchase price of $412.5 million consists of net cash paid of $406.1 million (made up of cash paid of $494.4 million less cash acquired of $88.3 million) and direct acquisition costs of $6.4 million. A term loan of $390.0 million, obtained on October 2, 2006 from a Canadian chartered bank (the “term loan”), was used to partially finance this acquisition. The remainder of the purchase price was funded through the use of the Company’s existing cash resources.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(in thousands of U.S. dollars)

Note 3: Reclassifications and Pro Forma Adjustments

The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements:

(A)	Represents, as of September 30, 2006, the impact on Open Text cash as of the closing of the acquisition as set forth below :

Term Loan (see Note 2)	$390,000	(a)

Less :
Total cash paid including direct acquisition costs	500,778
Less: Hummingbird shares purchased through prior open market purchases	(21,127)

Cash paid on date of consummation of acquisition	$479,651	(b)

Increase(Decrease) in Open Text cash	$(89,651	) (a)- (b)

(B)	To record the fair value adjustment to current assets acquired.

(C)	To eliminate the initial investment in Hummingbird by Open Text of $21.1 million, which equals the amount paid for

Hummingbird shares acquired through open market purchases in June 2006.

(D)	Represents the fair value adjustment to capital assets.

(E)	To record the goodwill related to the acquisition of Hummingbird and to eliminate the historical goodwill of Hummingbird.

Elimination of Hummingbird historical goodwill	$(165,563)
Goodwill from Hummingbird acquisition	271,239

$105,676

(F)	To record the intangible assets related to the acquisition of Hummingbird.

Technology intangibles acquired	$159,200
Customer intangibles acquired	139,800

299,000
Less existing Hummingbird intangible assets	(32,854)

$266,146

(G)	To record the fair value adjustment to other assets acquired.

(H)	To record the Company’s accruals of employee severance costs related to certain Hummingbird employees, costs of vacating certain Hummingbird real estate facilities and direct acquisition costs associated with the acquisition of Hummingbird.

(I)	To record long term debt facility (term loan) obtained from a Canadian chartered bank in the amount of $390 million for a period of 7 years to finance a portion of the purchase price of the acquisition.

(J)	To record the fair value adjustment to deferred revenue acquired based upon estimated costs and an appropriate profit margin to perform Hummingbird’s deferred maintenance contracts.

(K)	To record adjustments to deferred tax liabilities related to identifiable intangible assets acquired and to eliminate deferred tax liabilities on Hummingbird’s historical intangible assets.

(L)	To eliminate the shareholders’ equity of Hummingbird at the date of acquisition and record the fair value of Open Text stock options granted to Hummingbird employees in replacement of fully vested Hummingbird stock options.

(M)	To adjust Hummingbird presentation to conform to Open Text’s presentation:

Cost of revenues:
License	$1,314
Customer support	3,434
Service	(534)
Amortization of acquired technology intangible assets	3,193

Total	7,407

Operating expenses:
Research and development	(1,574)
Sales and marketing	(3,251)
General and administrative	(2,216)
Depreciation	832
Amortization of acquired intangible assets	(3,193)
Special Charges	1,995

Total operating expenses	(7,407)

Interest income	839
Other income	(839)

Total	$—

(N)	To adjust amortization relating to the identifiable intangible assets recorded at the time of the acquisition of Hummingbird and to eliminate Hummingbird’s historical amortization of acquired technology assets:

Amortization of Acquired Technology Assets
Elimination of Hummingbird historical intangible asset amortization	$(3,193)
Amortization of acquired intangible assets relating to Hummingbird acquisition	5,686

$2,493

Amortization of Acquired Customer Assets
Elimination of Hummingbird historical intangible asset amortization	$(1,697)
Amortization of acquired intangible assets relating to Hummingbird acquisition	4,993

$3,296

The Company has estimated the useful lives of Acquired Customer Assets and Acquired Technology Assets to be seven years each. and are being amortized on a straight line basis.

(O)	To eliminate the historical amortization of Hummingbird share-based payments and to adjust amortization relating to Open Text options issued to Hummimgbird employees. These new options vest over a period of four years:

Elimination of Hummingbird historical share-based payment amortization	$(465)
Amortization of stock options issued to Hummingbird employees	90

$(375)

(P)	To adjust depreciation expense on account of the adjustment to the fair value of capital assets.

(Q)	To record an increase in interest expense resulting from the term loan used to finance a portion of the purchase price and the amortization of debt issuance costs relating to the new debt. The interest rate on the term loan is at LIBOR plus 2.5% for each of the applicable periods and the debt issuance costs are being amortized over seven years.

(R)	To record the income tax impact of increased interest costs, reduced depreciation and increases amortization cost at an statutory tax rate of 36.12%. The proforma combined provision for income taxes does not reflect the amounts that would have resulted had Open Text and Hummingbird filed consolidated tax returns in the periods presented.

(S)	To adjust Hummingbird presentation to conform to Open Text’s presentation:

Cost of revenues:
License	$(4,753)
Customer support	13,076
Service	7,524
Amortization of acquired technology intangible assets	13,827

Total	29,674

Operating expenses:
Research and development	(7,260)
Sales and marketing	(1,569)
General and administrative	(10,650)
Depreciation	3,632
Amortization of acquired intangible assets	(13,827)
Special Charges	—

Total operating expenses	(29,674)
Interest income	3,044
Other income	(3,044)

Total	$—

(T)	To adjust amortization relating to the identifiable intangible assets recorded at the time of the acquisition of Hummingbird and to eliminate Hummingbird’s historical amortization of acquired technology assets:

Amortization of Acquired Technology Assets
Elimination of Hummingbird historical intangible asset amortization	$(13,827)
Amortization of acquired intangible assets relating to Hummingbird acquisition	22,743

$8,916

Amortization of Acquired Customer Assets
Elimination of Hummingbird historical intangible asset amortization	$(8,149)
Amortization of acquired intangible assets relating to Hummingbird acquisition	19,971

$11,822

The Company has estimated the useful lives of Acquired Customer Assets and Acquired Technology Assets to be seven years each and are being amortized on a straight line basis.

(U)	To eliminate the historical amortization of Hummingbird share-based payments and to adjust amortization relating to Open Text options issued to Hummingbird employees. These new options vest over a period of four years:

Elimination of Hummingbird historical share-based payment amortization	$(1,235)
Amortization of stock options issued to Hummingbird employees	360

$(875)

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(in thousands of U.S. Dollars)

Note 4 : Basis of Hummingbird Financial Statement Presentation within these Unaudited Pro Forma Condensed Consolidated Financial Statements

The information concerning Hummingbird has been obtained from the audited consolidated financial statements of Hummingbird for the years ended September 30, 2006 and 2005 and the unaudited condensed consolidated financial statements for the nine months ended June 30, 2006 and 2005.

Unaudited condensed consolidated statement of income for the three months ended September 30, 2006

The unaudited condensed consolidated statement of income for the three month period ended September 30, 2006 has been based upon the consolidated statements of income for the twelve month period ended September 30, 2006 and the nine month period ended June 30, 2006 as set forth in the table below

	Twelve Months Ended September 30, 2006	Nine Months Ended June 30, 2006	Three Months Ended September 30, 2006
	(See Exhibit 99.1)	Per published Form 6-K
	(A)	(B)	(A-B)
Sales	$251,562	$192,262	$59,300
Cost of sales	34,844	24,141	10,703

Gross profit	216,718	168,121	48,597

Expenses:
Sales and marketing	123,306	86,641	36,665
Research and development	48,786	35,642	13,144
General and administration	33,786	22,938	10,848
Restructuring charges	2,277	2,130	147
Other charges	18,233	3,302	14,931
Amortization of other intangible assets	21,065	16,175	4,890
In-process research and development expense	—	—	0

Total expenses	247,453	166,828	80,625

Operating income (loss)	(30,735)	1,293	(32,028)
Interest and other income, net	3,626	2,656	970

Income (loss) before taxes	(27,109)	3,949	(31,058)
Cumulative effect of change in accounting principle	1,369	—	1,369
Provision for (recovery of) income taxes	982	(3,417)	4,399

Net income (loss)	($29,460)	$7,366	($36,826)

Unaudited condensed consolidated statement of income for the twelve month period ended June 30, 2006

The unaudited condensed consolidated statement of income for the twelve month period ended June 30, 2006 has been based upon the consolidated statements of income for the twelve month period ended September 30, 2006 and the nine month period ended June 30, 2006 and 2005 as set forth in the table below

	Twelve Months Ended September 30, 2005	Nine Months Ended June 30, 2005	Three Months Ended September 30, 2005	Nine Months Ended June 30, 2006	Twelve Months Ended June 30, 2006
	Per published Form 40-F	Per published Form 6-K		Per published Form 6-K
	(A)	(B)	( C )	(D)	(E)
			(A-B)		(C+D)
Sales	$236,102	$169,878	$66,224	$192,262	$258,486
Cost of sales	27,977	20,403	7,574	24,141	31,715

Gross profit	208,125	149,475	58,650	168,121	226,771

Expenses:
Sales and marketing	106,276	76,188	30,088	86,641	116,729
R&D	46,392	34,137	12,255	35,642	47,897
G&A	24,434	17,709	6,725	22,938	29,663
Restructuring charges	10,031	6,854	3,177	2,130	5,307
Other charges	9,660	8,142	1,518	3,302	4,820
Amortization of other intangible assets	19,630	13,829	5,801	16,175	21,976
In-process research and development	2,850	1,251	1,599	—	1,599

Total expenses	219,273	158,110	61,163	166,828	227,991

Operating income	(11,148)	(8,635)	(2,513)	1,293	(1,220)
Interest and other income, net	3,127	2,096	1,031	2,656	3,687

Income (loss) before income taxes	(8,021)	(6,539)	(1,482)	3,949	2,467
Recovery of income tax expense	(2,182)	(1,723)	(459)	(3,417)	(3,876)

Net income (loss)	$(5,839)	$(4,816)	$(1,023)	$7,366	$6,343

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(in thousands of U.S. Dollars)

Note 5: Forward-Looking Statements

This document contains forward-looking statements that are based on a number of assumptions and estimates and that involve risks and uncertainties. All statements other than statements of historical fact are forward-looking statements. If any of these risks or uncertainties materialize or any of these assumptions prove incorrect, the actual results or performance of Open Text and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements.

The risks, uncertainties and assumptions referred to above include the challenges of integration associated with the acquisitions or other planned acquisitions; the inability to achieve anticipated synergies; the costs associated with the acquisition; the inability to maintain revenues on a combined company basis; employee management issues; the timely development, production and acceptance of products and services; the challenge of managing asset levels and expenses; and the other risks that are described from time to time in Open Text’s Securities and Exchange Commission reports, including but not limited to Open Text’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and the Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006, and December 31, 2006.

Open Text assumes no obligation and does not intend to update these forward-looking statements.